SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2011

DIGAGOGO VENTURES CORP.

(Exact name of Company as specified in its charter)

Delaware	333-166494	42-1769945
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

645 Griswold St., Suite 3500 Detroit, Michigan 48226-4120
(Address of principal executive offices)
Phone: 704-246-8073 Fax: 704-904-6385
(Company’s Telephone Number)
Copy of all Communications to: Carrillo Huettel, LLP 3033 Fifth Avenue, Suite 400 San Diego, CA 92103 Phone: 619.546.6100 Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DIGAGOGO VENTURES CORP.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendments to Asset Purchase Agreements

On June 27, 2011, Digagogo Ventures Corp., a Delaware corporation (the “Company”), Impact Technologies Inc., a wholly-owned subsidiary of the Company (“Impact”), and Swebby Inc., a corporation incorporated pursuant to the federal laws of Canada (“Swebby”), entered into an Asset Purchase Agreement (the “DogoNet Purchase Agreement”), whereby the Company acquired all of Swebby’s assets and intellectual property pertaining to the DogoNet software platform and hosting service in exchange for five hundred thousand dollars ($500,000) cash and one million (1,000,000) shares of the Company’s common stock.  On July 6, 2011, the parties entered into an Amendment to the DogoNet Purchase Agreement (the “Amended DogoNet Agreement”) which amends certain terms and conditions of the DogoNet Purchase Agreement in order to, among other things, correctly identify the following:  i) the name of Impact’s legal counsel; and ii) the addresses where Notices shall be sent to the Company and to Impact.

On July 5, 2011, the Company, Impact, and Blackswan Inventions Inc., a corporation incorporated pursuant to the federal laws of Canada (“Blackswan”), entered into an Asset Purchase Agreement (the “DogoSearch Purchase Agreement”), whereby the Company acquired all of Blackswan’s assets and intellectual property pertaining to the DogoSearch software in exchange for an aggregate of five hundred thousand dollars ($500,000) cash and one million (1,000,000) shares of the Company’s common stock.  On July 6, 2011, the parties entered into an Amendment to the DogoSearch Purchase Agreement (the “Amended DogoSearch Agreement”) which amends certain terms and conditions of the DogoSearch Purchase Agreement in order to, among other things, correctly identify the following:  i) the name of Impact’s legal counsel; and ii) the addresses where Notices shall be sent to the Company and to Impact.

On July 5, 2011, the Company, Impact and Banyan Tech Ventures Inc., a corporation incorporated pursuant to the federal laws of Canada (“Banyan”), entered into an Asset Purchase Agreement (the “DogoPay Purchase Agreement”), whereby the Company acquired all of Banyan’s assets and intellectual property pertaining to the DogoPay software in exchange for two hundred and fifty thousand dollars ($250,000) cash and five hundred thousand (500,000) shares of the Company’s common stock.  On July 6, 2011, the parties entered into an Amendment to the DogoPay Purchase Agreement (the “Amended DogoPay Agreement”) which amends certain terms and conditions of the DogoPay Purchase Agreement in order to, among other things, correctly identify the following:  i) the name of Impact’s legal counsel; and ii) the addresses where Notices shall be sent to the Company and to Impact.

The foregoing summary descriptions of the terms of the Amended DogoNet Agreement, Amended DogoSearch Agreement, and Amended DogoPay Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of these agreements, this reference is made to such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

Security Agreements

On July 6, 2011, Impact entered into a Security Agreement with Swebby (the “Swebby Security Agreement”), pursuant to which Impact granted to Swebby a security interest in the assets and intellectual property pertaining to the DogoNet software platform and hosting service which Impact acquired under the DogoNet Purchase Agreement, as collateral for the payment and performance of obligations due thereunder by Impact.

On July 6, 2011, Impact entered into a Security Agreement with Blackswan (the “Blackswan Security Agreement”), pursuant to which Impact granted to Blackswan a security interest in the assets and intellectual property pertaining to the DogoSearch software which Impact acquired under the DogoSearch Purchase Agreement, as collateral for the payment and performance of obligations due thereunder by Impact.

On July 6, 2011, Impact entered into a Security Agreement with Banyan (the “Banyan Security Agreement”), pursuant to which Impact granted to Banyan a security interest in the assets and intellectual property pertaining to the DogoPay software which Impact acquired under the DogoPay Purchase Agreement, as collateral for the payment and performance of obligations due thereunder by Impact.

The foregoing summary descriptions of the terms of the Swebby Security Agreement, Blackswan Security Agreement and Banyan Security Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of these agreements, this reference is made to such agreements, which are filed as Exhibits 10.4, 10.5 and 10.6 hereto and are incorporated herein by reference.

Promissory Notes

On July 6, 2011, Impact executed a secured Promissory Note to Swebby (the "Swebby Note") in the amount of five hundred thousand CDN ($500,000), payable without interest on the earlier of the following dates:  i) the 45th day following July 6, 2011; ii) the date the Company completes a stock financing of no less than two million five hundred thousand CDN ($2,500,000); or iii) the date that either the Company or Impact receives a non-refundable and fully released license fee of no less than five hundred thousand CDN ($500,000).

On July 6, 2011, Impact executed a secured Promissory Note to Blackswan (the "Blackswan Note") in the amount of five hundred thousand CDN ($500,000), payable without interest as follows:  i) fifty thousand CDN ($50,000) on September 30, 2011; ii) two hundred thousand CDN ($200,000) on October 31, 2011; and iii) two hundred fifty thousand CDN ($250,000) on November 30, 2011.

On July 6, 2011, Impact executed a secured Promissory Note to Banyan (the "Banyan Note") in the amount of two hundred fifty thousand CDN ($250,000), payable without interest on December 31, 2011.

The foregoing summary descriptions of the terms of the Swebby Note, Blackswan Note and Banyan Note may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of these notes, this reference is made to such notes, which are filed as Exhibits 10.7, 10.8 and 10.9 hereto and are incorporated herein by reference.

Non-Competition Agreements

On July 6, 2011, Impact entered into a Non-Competition Agreement with Swebby (the “Swebby Non-Competition Agreement”), whereby Swebby agreed not to take certain actions, without the written consent of Impact, for a period of two (2) years from the date of the agreement including, but not limited to, the following: i) the initiation of, engagement in or furtherance of competition with the business of Impact; or ii) the solicitation of Impact’s employees, customers or suppliers.

On July 6, 2011, Impact entered into a Non-Competition Agreement with Blackswan (the “Blackswan Non-Competition Agreement”), whereby Blackswan agreed not to take certain actions, without the written consent of Impact, for a period of two (2) years from the date of the agreement including, but not limited to, the following: i) the development, design, manufacture, sale or solicitation for sale or lease products including computer programs, codes and documentation similar in concept or function to the DogoSearch software; or ii) the solicitation of Impact’s employees, customers or suppliers.

On July 6, 2011, Impact entered into a Non-Competition Agreement with Banyan (the “Banyan Non-Competition Agreement”), whereby Banyan agreed not to take certain actions, without the written consent of Impact, for a period of two (2) years from the date of the agreement including, but not limited to, the following: i) the initiation of, engagement in or furtherance of competition with the business of Impact; or ii) the solicitation of Impact’s employees, customers or suppliers.

The foregoing summary descriptions of the terms of the Swebby Non-Competition Agreement, Blackswan Non-Competition Agreement and Banyan Non-Competition Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of these agreements, this reference is made to such agreements, which are filed as Exhibits 10.10, 10.11 and 10.12 hereto and are incorporated herein by reference.

Consulting Agreement

On July 21, 2011, Impact entered into a Consulting Agreement with Swebby (the “Swebby Consulting Agreement”), whereby Swebby shall provide software development and customer service and transition services to Impact, commencing on July 6, 2011 for a period of the lesser of:  i) one year from the closing date of the DogoNet Purchase Agreement, i.e. July 6, 2012; or ii) the completion by Swebby of all agreed upon services under the Swebby Consulting Agreement, to the satisfaction of Impact.  Pursuant to the Swebby Consulting Agreement, Swebby shall perform such services in exchange for fees to be agreed upon on a per project basis.

The foregoing summary description of the terms of the Swebby Consulting Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of this agreement, this reference is made to such agreement, which is filed as Exhibit 10.13 hereto and is incorporated herein by reference.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Amended DogoNet Agreement by and among the Company, Impact, and Swebby dated July 6, 2011
10.2	Amended DogoSearch Agreement by and among the Company, Impact and Blackswan dated July 6, 2011
10.3	Amended DogoPay Agreement by and among the Company, Impact and Banyan dated July 6, 2011
10.4	Security Agreement between Impact and Swebby dated July 6, 2011
10.5	Security Agreement between Impact and Blackswan dated July 6, 2011
10.6	Security Agreement between Impact and Banyan dated July 6, 2011
10.7	Promissory Note to Swebby dated July 6, 2011
10.8	Promissory Note to Blackswan dated July 6, 2011
10.9	Promissory Note to Banyan dated July 6, 2011
10.10	Non-Competition Agreement between Impact and Swebby dated July 6, 2011
10.11	Non-Competition Agreement between Impact and Blackswan dated July 6, 2011
10.12	Non-Competition Agreement between Impact and Banyan dated July 6, 2011
10.13	Consulting Agreement between Impact and Swebby dated July 21, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGAGOGO VENTURES CORP.
Date: August 5, 2011	By: /s/ Fernando Londe
Fernando Londe
Chief Executive Officer

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